Exhibit 16(c)

POWER OF ATTORNEY

The undersigned, being officers and trustees of:

a)	BlackRock Equity Dividend Trust, a Delaware statutory trust;
b)	BlackRock Strategic Equity Dividend Trust, a Delaware statutory trust;
c)	BlackRock Enhanced Equity Dividend Trust, a Delaware statutory trust; (collectively, the "Funds");

do hereby, in the capacities shown below, appoint the President, Treasurer, Secretary or any Vice-President of the Funds, as true and lawful agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes of executing and delivering, for and on behalf of the undersigned, any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document or instrument in connection with the transactions contemplated by such Registration Statement on Form N-14, upon the advice of counsel, to be filed by the applicable Funds with the Securities and Exchange Commission ("SEC") pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 (collectively, the "Acts"), and the rules, regulations or requirements promulgated by the SEC pursuant to such Acts; and the undersigned does hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this Power of Attorney.

[Remainder of Page Intentionally Blank]

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This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: November 10, 2011

Signature	Title

President and Chief Executive Officer
John M. Perlowski

Chief Financial Officer
Neal J. Andrews

Trustee
Michael J. Castellano

Trustee
Richard E. Cavanagh

/s/ Frank J. Fabozzi	Trustee
Frank J. Fabozzi

Trustee
Kathleen F. Feldstein

Trustee
James T. Flynn

Trustee
Jerrold B. Harris

Trustee
R. Glenn Hubbard

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Signature	Title

Trustee
W. Carl Kester

Trustee
Karen P. Robards

Trustee
Paul L. Audet

Trustee
Henry Gabbay

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